SEAFIRST



Dora A. Brown
Assistant Vice President
Seafirst Agency Services

November 29, 1996


Gordon Gray, V.P.                                 William Long, V.P.
Seafirst Bank                                     U.S. National Bank of Oregon
701 Fifth Avenue, Floor 12                        111 SW 5th Avenue, Suite 400
Seattle, WA  98104                                Portland, OR  97208

Randy Todd, S.V.P.                                John White, V.P. & C.F.O.
The Hongkong & Shanghai Banking Corp. Ltd.        United Grocers, Inc.
900 SW Fifth Avenue, Suite 1550                   6433 SE Lake Road
Portland, OR  97204                               Portland, OR  97222-2198

RE:      United Grocers, Inc. (the "Borrower")
         Amended and Restated Credit Agreement dated May 31, 1996

Gentlemen:

This letter, if agreed to by all parties, shall be deemed Amendment Number Four to the above referenced Amended and Restated Credit Agreement.

Pursuant to Section 2.2 Manner of Borrowing of the credit agreement, the Borrower is to deliver to the Agent a Notice of Borrowing no later than 10:00 a.m., Seattle time for same day Prime Rate advances or, in the case of LIBOR advances, no later than 10:00 a.m., Seattle time three days prior to the requested date of borrowing. Notices received after the designated hour will be deemed received on the next succeeding Business Day.

The Borrower has notified the Agent that due to its new lock box service, the earliest it can deliver its Notice of Borrowing to the Agent is 12:00 p.m. Each Lender's operations department have confirmed to the Agent that the later designated hour would not be a problem for meeting wire transfer deadlines.

Your signature below is evidence of your agreement to the above amendment. Please fax (206-358-0971) your signature to me by Thursday, December 5, 1996, and return your original by mail.


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Please call me (206-358-0101) if I can be of further assistance.

Sincerely,

Seafirst Bank, as Agent               AGREED TO

/s/ Dora Brown                        U. S. National Bank of Oregon
Dora Brown                            Name of Institution
A.V.P./Senior Agency Services
                                      By /s/ William H. Long
                                        Its Vice President


                                      The Hongkong & Shanghai Banking Corp. Ltd.
                                      Name of Institution

                                      By /s/ Randy Todd
                                        Its Senior Vice President

                                      United Grocers, Inc.
                                      Name of Institution

                                      By /s/ John W. White
                                        Its Vice President

                                      Seafirst Bank
                                      Name of Institution

                                      By /s/ Gordon Gray
                                        Its Vice President

cc:      Brenda Little, Seafirst Agency Services

       Seafirst Bank Post Office Box 34620/Seattle, Washington 98124-1620
              701 Fifth Avenue/Floor 16/Seattle, Washington 98104
                   Telephone (206)358-0101 FAX (206)368-0971


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